Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lakeland Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"),  Roger Bosma, President and Chief Executive Officer of the Company, and Joseph F. Hurley, Executive Vice President and Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: August 13, 2003

By:	/s/ Roger Bosma
Roger Bosma, President and Chief Executive Officer

By:/	s/ Joseph F. Hurley
Joseph F. Hurley Executive Vice President and Chief Financial Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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